UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2026

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 8, 2026, First Community Corporation, a South Carolina corporation (“First Community” or the “Company”), consummated the previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of July 13, 2025 (the “Merger Agreement”), by and among the Company, First Community Bank, a South Carolina state-chartered bank and wholly owned subsidiary of the Company (“First Community Bank”), and Signature Bank of Georgia, a Georgia state-chartered bank (“Signature”). At the effective time of the Merger (the “Effective Time”), Signature merged with and into First Community Bank, with First Community Bank continuing as the surviving bank.

The Merger became effective at 11:59 p.m., Eastern Time, on January 8, 2026, upon the filing of articles of merger with, and acceptance by, the applicable governmental authorities of the States of South Carolina and Georgia.

At the Effective Time, each share of Signature common stock issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by the Company, Signature, or their respective subsidiaries (subject to customary exceptions) and (ii) shares in respect of which holders properly exercised dissenters’ rights under applicable Georgia law) was converted into the right to receive 0.6410 shares of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”), and cash in lieu of any fractional shares (the “Merger Consideration”). No fractional shares of Company Common Stock were issued in the Merger. No holders of Signature common stock properly exercised dissenters’ rights under applicable Georgia law; accordingly, no holders are entitled to receive payment of the fair value of their shares in lieu of receiving the Merger Consideration.

At the Effective Time, each outstanding option to acquire shares of Signature common stock (whether vested or unvested) was cancelled and converted into the right to receive a cash payment generally equal to (i) the number of shares of Signature common stock underlying such option multiplied by (ii) the excess, if any, of the fair market value per share of Signature common stock (based on the value of the Merger Consideration) over the option exercise price, subject to applicable withholding taxes, with a nominal payment per underlying share payable in the event the option exercise price equaled or exceeded such fair market value.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2025, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, the Board of Directors of the Company increased the size of the Board from 12 to 14 directors and appointed Freddie Deutsch and Jonathan Been to serve as directors of the Company.

Mr. Deutsch was appointed to serve as a Class II director, and Mr. Been was appointed to serve as a Class III director, in each case effective as of the Effective Time. Each of Mr. Deutsch and Mr. Been will serve until the Company’s 2026 annual meeting of shareholders. If elected by the shareholders at the 2026 annual meeting, Mr. Deutsch will continue to serve as a Class II director and Mr. Been will continue to serve as a Class III director for the remainder of the term of his respective class.

Effective as of the Effective Time, the Board appointed Mr. Been to serve on the Audit/Compliance Committee, the Loan Committee, and the Nomination and Corporate Governance Committee of the Board. Mr. Deutsch was not appointed to any committees of the Board.

In connection with the closing of the Merger, Mr. Deutsch entered into an employment agreement with First Community Bank, effective as of the Effective Time. Pursuant to the employment agreement, Mr. Deutsch will serve as Regional Market President and Director of Specialty Business Lending for an initial term of three years, subject to automatic daily extensions thereafter unless earlier terminated. Mr. Deutsch will receive an annual base salary of $270,350 and will be eligible to participate in our cash incentive and equity incentive programs. The employment agreement also provides for a special retention bonus of $150,000, plus an additional amount equal to certain parachute payments forfeited by Mr. Deutsch in connection with the Merger, payable in installments over a three-year period subject to continued employment, as well as certain severance and change-in-control benefits, subject to the terms and conditions set forth therein. The foregoing employment agreement constitutes a related-party transaction that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. The employment agreement with Mr. Deutsch is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Other than as described above, there are no arrangements or understandings between either Mr. Deutsch or Mr. Been and the Company or any other person pursuant to which either was selected as a director, and there are no transactions or relationships involving Mr. Been that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On January 9, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 13, 2025, by and among First Community Corporation, First Community Bank, and Signature Bank of Georgia (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 14, 2025).
10.1	Employment Agreement, dated July 13, 2025, by and between First Community Bank and Freddie Deutsch, effective as of the effective time of the merger.
99.1	Press Release, dated January 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: January 9, 2026